UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021

GUSKIN GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-171636	27-1989147
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4500 Great America Parkway, PMB 38, Ste 100

Santa Clara, CA 95054

(Address of principal executive offices, Zip Code)

(408) 766-1511

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

GUSKIN GOLD CORP.

Form 8-K

Current Report

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 30, 2021, the independent registered public accounting firm, Liggett & Webb, P.A. (“Liggett and Webb”) of Guskin Gold Corp. (the “Company”), delivered their letter of resignation to the Board of Directors. The resignation is effective immediately and prior to the filing of the Company’s Form 10-K for the year ended September 30, 2021.

Liggett & Webb’s audit report on the financial statements for the period from May 28, 2020 (inception) to September 30, 2020 did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles except for the inclusion of an explanatory paragraph related to substantial doubt about the Company’s ability to continue as a going concern.

During the period from May 28, 2020 (inception) to September 30, 2020, and the subsequent interim period through November 30, 2021, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Liggett & Webb on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Liggett & Webb’s satisfaction, would have caused Liggett & Webb to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Liggett & Webb with a copy of this Form 8-K and has requested that Liggett & Webb furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements or not, and if not, stating the respects in which it does not agree. A copy of such letter, dated December 3, 2021, indicating that Liggett & Webb agrees with such disclosures, is filed as Exhibit 16.1 to this Form 8-K.

The Board of Directors has currently in the process of identifying and engaging a new independent registered public accounting firm. Furthermore, Liggett & Webb has agreed to cooperate with the new auditor and provide support where needed.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Liggett & Webb, P.A. to Securities and Exchange Commission dated December 3, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

December 3, 2021	GUSKIN GOLD CORP.

/s/ Naana Asante
	Name:	Naana Asante
	Title:	Chief Executive Officer

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